[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) STRATEGIC
                     INCOME FUND

                     SEMIANNUAL REPORT o APRIL 30, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 41 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 24
Notes to Financial Statements ............................................. 31
Trustees and Officers ..................................................... 43

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[PHOTO OF JEFFREY L. SHAMES]
     Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1) Source: Lipper Inc.

(2) Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed- rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[PHOTO OF BERNARD SCOZZAFAVA]
      Bernard Scozzafava

For the six months ended April 30, 2002, Class A shares of the fund provided a total return of 1.16%, Class B shares 0.86%, Class C shares 0.86%, and Class I shares 1.34%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges. The fund's results compare to returns over the same period for the fund's following benchmarks: -0.99% for the Lehman Brothers Government/Credit Bond Index (the Lehman Index), -2.11% for the Salomon Brothers World Government Bond Index (the Salomon Index), and 6.64% for the Lehman Brothers High Yield Bond Index. The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Salomon Index is unmanaged and consists of complete universes of government bonds with remaining maturities of at least five years. The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index. During the same period, the average multisector income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.18%.

Q. WHAT FACTORS HELPED THE FUND OUTPACE THE LEHMAN BROTHERS GOVERNMENT CREDIT BOND INDEX AND THE SALOMON INDEX DURING THE PERIOD?

A. In this uncertain domestic environment, our emerging-markets holdings were among the strongest-performing bonds in the fixed-income market. Our research staff successfully identified a number of emerging markets government bonds that were upgraded during the period. As these credit upgrades came through, a number of our holdings posted significant gains. Strong performance from a number of our high-grade corporate bonds and mortgage-backed securities also helped performance, as did our avoidance of Argentinean bonds, which fell significantly during the period because the country defaulted on its debt.

Q. WHAT FACTORS CAUSED THE FUND TO LAG THE LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. First, the fund was somewhat underweighted in emerging market debt versus some of our competitors. Although these bonds performed well during the period, we believed the fund's weighting of 13% was appropriate given the historical volatility of this asset class. Second, the fund had a significant weighting in investment grade corporate bonds, which underperformed other fixed income securities during the period. Despite the favorable economic news this year, corporate earnings generally failed to meet expectations and these bonds did not perform as well as expected. Even though these bonds have underperformed the overall fixed income market, we continue to believe they offer good value given their wide yield spreads relative to Treasuries and because of signs that the economy is improving. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q.  DID ANY OTHER VARIABLES AFFECT PERFORMANCE?

A. Early in the year, our exposure to U.S. government bonds and government agency bonds helped performance. In March, however, as evidence increasingly suggested that an economic recovery was underway, fixed-income markets sold off. Government and agency bonds, in particular, experienced some of the heaviest selling.

Q. GIVEN THE ENVIRONMENT, WHAT WAS YOUR STRATEGY WITHIN THE GOVERNMENT BOND SECTOR?

A. In our efforts to try to take advantage of opportunities in the fixed-income market in 2002, we have reduced exposure to U.S. government bonds, agency securities, and mortgage-backed bonds to increase our holdings in corporate bonds. Our expectation is for the economy to slowly recover in 2002, which could cause rates to rise gradually. We anticipate our exposure to foreign government bonds to remain near historically low levels, given the minimal yields advantage on foreign-government bonds relative to domestic bonds, especially when considering hedging costs and the relatively stronger economies abroad, which could hurt bond prices.

Q.  WHAT OTHER STRATEGIES DID YOU PURSUE?

A. As economic statistics remained weak throughout the past year, we increased our exposure to higher-quality investment-grade corporate bonds that we think were attractively valued. In our view, this sector offered the best relative value in the fixed-income market, given the wide yield spreads relative to Treasuries and because of signs that the economy may be at a low point. While yield spreads have tightened since the beginning of 2002, the difference between the yields on corporate bonds and Treasuries have been at their widest levels in over a year. As a result, we saw this as an opportunity to try to increase the yield of the portfolio, offering us the potential for some capital appreciation, especially as the economy has continued to show signs of a recovery.

Q.  WHAT'S YOUR TAKE ON THE HIGH-YIELD SECTOR?

A. In the near term, we feel there could be continued uncertainty in the high-yield market. While we think the Federal Reserve Board (the Fed) and the U.S. government have done an excellent job containing the economic downturn, we expect corporate earnings to remain weak in the near term. Despite this uncertainty, however, we think there are attractive opportunities in the high-yield marketplace. Spreads -- the difference in available yields between high-yield investments and Treasuries -- have remained at historically wide levels. In addition, barring any unforeseen financial or political crisis, with the economy at a potential low point we think the stage is set for better times for the high-yield market.

Q.  WHAT'S YOUR OUTLOOK?

A. Bond investors appear worried about a potential interest rate spike, but we don't foresee that happening. While we think the Fed may raise short-term rates modestly in the next several months, we would point out two factors that may prevent a dramatic rate increase across the yield curve. First, unit labor costs, a measure of corporations' cost to produce products, have been falling. Second, the productivity of U.S. workers has continued to rise at a healthy rate. We would also argue that investor expectations of a rate hike have already been factored into bond prices. So, while rates in general have remained difficult to predict and could drift higher, we do not foresee a Fed rate hike having a big negative effect on the fixed-income markets.

/s/ Bernard Scozzafava

    Bernard Scozzafava
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
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   BERNARD SCOZZAFAVA IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE STRATEGIC INCOME AND HIGH-YIELD PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, OFFSHORE INVESTMENT PRODUCTS, AND INSTITUTIONAL PRODUCTS.

   HE JOINED MFS IN 1989 AS INVESTMENT OFFICER AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, PORTFOLIO MANAGER IN 1994, AND SENIOR VICE PRESIDENT IN 2000. PRIOR TO JOINING MFS, HE WORKED AS A SECURITIES TRADER AND A RESEARCH ANALYST FOR THE FEDERAL RESERVE BANK OF NEW YORK.

   BERNIE IS A GRADUATE OF HAMILTON COLLEGE AND EARNED A MASTER OF SCIENCE DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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  FUND FACTS
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  OBJECTIVE:              SEEKS HIGH CURRENT INCOME BY INVESTING IN FIXED-INCOME
                          SECURITIES. THE FUND'S SECONDARY OBJECTIVE IS TO SEEK TO PROVIDE SIGNIFICANT CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  OCTOBER 29, 1987

  CLASS INCEPTION:        CLASS A  OCTOBER 29, 1987
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  SEPTEMBER 1, 1994
                          CLASS I  JANUARY 8, 1997

  SIZE:                   $384.0 MILLION NET ASSETS AS OF APRIL 30, 2002

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH APRIL 30, 2002

CLASS A

                                                        6 Months      1 Year     3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                            +1.16%      +3.24%      +7.79%      +20.10%      +79.51%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                              --        +3.24%      +2.53%      + 3.73%      + 6.03%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                              --        -1.67%      +0.88%      + 2.73%      + 5.51%
------------------------------------------------------------------------------------------------------------------

CLASS B
                                                        6 Months      1 Year     3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                            +0.86%      +2.55%      +5.74%      +16.17%      +69.13%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                              --        +2.55%      +1.88%      + 3.04%      + 5.40%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                              --        -1.26%      +1.07%      + 2.77%      + 5.40%
------------------------------------------------------------------------------------------------------------------

CLASS C
                                                        6 Months      1 Year     3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                            +0.86%      +2.56%      +5.77%      +16.25%      +70.72%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                              --        +2.56%      +1.89%      + 3.06%      + 5.49%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                              --        +1.61%      +1.89%      + 3.06%      + 5.49%
------------------------------------------------------------------------------------------------------------------

CLASS I
                                                        6 Months      1 Year     3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                                       +1.34%      +3.62%      +9.10%      +22.38%      +82.63%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                                         --        +3.62%      +2.95%      + 4.12%      + 6.21%
------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those A, performance shown is lower for I than it would have been had share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2002

QUALITY RATINGS
Source: Standard & Poor's and Moody's

[PIE CHART]

                Governments              22.8%
                "AAA"                    10.1%
                "AA"                      2.1%
                "A"                       8.3%
                "BBB"                    14.8%
                "BB"                     21.4%
                "B"                      14.8%
                "CCC"                     1.6%
                "CC"                      0.3%
                "D"                       0.1%
                Not Rated                 0.5%
                Equity                    1.5%
                Other                     1.7%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2002

Bonds - 94.6%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 71.4%
  Advertising & Broadcasting - 3.3%
    Allbritton Communications Co., 9.75s, 2007                        $   1,000       $  1,052,500
    Chancellor Media Corp., 8.125s, 2007                                    900            932,625
    Chancellor Media Corp., 8s, 2008                                      1,250          1,296,875
    Echostar DBS Corp., 9.375s, 2009                                      2,925          3,049,312
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          1,000          1,030,000
    Granite Broadcasting Corp., 8.875s, 2008                                280            253,400
    LIN Holdings Corp., 0s to 2003, 10s, 2008                             1,325          1,225,625
    LIN Televison Corp., 8.375s, 2008                                       700            705,250
    Paxson Communications Corp., 0s to 2006, 12.25s, 2009##               1,645          1,221,413
    Young Broadcasting, Inc., 8.5s, 2008                                  2,000          2,080,000
                                                                                      ------------
                                                                                      $ 12,847,000
--------------------------------------------------------------------------------------------------
  Aerospace - 0.4%
    Argo-Tech Corp., 8.625s, 2007                                     $     690       $    641,700
    K & F Industries, Inc., 9.25s, 2007                                   1,000          1,030,000
                                                                                      ------------
                                                                                      $  1,671,700
--------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.6%
    Westpoint Stevens, Inc., 7.875s, 2008                             $   3,460       $  2,110,600
--------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Falcon Auto Dealership LLC, 3.406s, 2023                          $   7,656       $  1,117,323
    Hayes Wheels International, Inc., 11s, 2006                           1,000             81,250
    Hayes Wheels International, Inc., 9.125s, 2007                          880             71,500
                                                                                      ------------
                                                                                      $  1,270,073
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.0%
    Bank of America Corp., 7.4s, 2011                                 $   3,553       $  3,821,820
    Credit Suisse First Boston Corp., 6.5s, 2012                          1,344          1,322,147
    DBS Capital Funding Corp., 7.657s, 2049                               1,654          1,703,734
    GS Escrow Corp., 7s, 2003                                             3,801          3,854,016
    Midland Cogeneration Venture Corp., 10.33s, 2002                        240            241,901
    Natexis AMBS Co. LLC, 8.44s, 2049##                                   3,427          3,721,071
    Socgen Real Estate Co., 7.64s, 2049##                                   625            652,875
                                                                                      ------------
                                                                                      $ 15,317,564
--------------------------------------------------------------------------------------------------
  Building - 1.7%
    AAF-McQuay, Inc., 8.875s, 2003                                    $     550       $    550,000
    American Standard, Inc., 7.375s, 2008                                   300            304,875
    Atrium Cos, Inc., 10.5s, 2009                                         1,000          1,015,000
    Building Materials Corp. of America, 8.625s, 2006                     1,250          1,064,063
    Building Materials Corp. of America, 8s, 2007                           900            748,125
    CRH America Inc., 6.95s, 2012                                           752            774,808
    Nortek, Inc., 8.875s, 2008                                              135            137,025
    Nortek, Inc., 9.25s, 2007                                             1,800          1,842,750
                                                                                      ------------
                                                                                      $  6,436,646
--------------------------------------------------------------------------------------------------
  Business Services - 1.0%
    Iron Mountain, Inc., 8.625s, 2013                                 $     650       $    669,500
    Pierce Leahy Corp., 9.125s, 2007                                      1,000          1,045,000
    Williams Scotsman, Inc., 9.875s, 2007                                 2,000          2,035,000
                                                                                      ------------
                                                                                      $  3,749,500
--------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Huntsman ICI Holdings, 10.125s, 2009                              $     475       $    426,906
    Lyondell Chemical Co., 9.625s, 2007                                     530            524,700
    Sterling Chemicals, Inc., 11.25s, 2007                                   25              3,500
                                                                                      ------------
                                                                                      $    955,106
--------------------------------------------------------------------------------------------------
  Construction Services - 0.5%
    DR Horton, Inc., 8s, 2009                                         $   1,915       $  1,895,850
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.3%
    Kindercare Learning Centers, Inc., 9.5s, 2009                     $     240       $    237,600
    Remington Products Co. LLC, 11s, 2006                                   500            425,000
    Samsonite Corp., 10.75s, 2008                                           660            528,000
                                                                                      ------------
                                                                                      $  1,190,600
--------------------------------------------------------------------------------------------------
  Containers - 1.3%
    Ball Corp., 8.25s, 2008                                           $   2,250       $  2,340,000
    Consolidated Container Co., 10.125s, 2009                             1,975          1,540,500
    Silgan Holdings, Inc., 9s, 2009                                       1,000          1,038,750
                                                                                      ------------
                                                                                      $  4,919,250
--------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 7.2%
    Chase Commercial Mortgage Secs Corp., 6.6s, 2012                  $   3,640       $  2,942,289
    Commerce 2000, 2.08s, 2011                                              570            569,244
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                     2,000          1,460,781
    Commercial Mortgage Asset Trust, 6.25s, 2013##                        3,650          2,601,908
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2020             899            860,818
    DLJ Commercial Mortgage Corp., .906s, 2005 (Interest Only)           58,000          1,381,305
    DLJ Mortgage Acceptance Corp., 8s, 2003 (Interest Only)               3,230          3,082,123
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                  3,500          2,676,406
    Morgan Stanley Capital I, Inc., 6.86s, 2010                           1,680          1,529,000
    Morgan Stanley Capital, Inc., 7.666s, 2039                            4,000          3,470,187
    Mortgage Capital Funding, Inc., 7.214s, 2007                          2,500          2,195,187
    Tiaa Retail Commercial Mortgage Trust, 7.17s, 2032                    4,514          4,750,917
                                                                                      ------------
                                                                                        27,520,165
--------------------------------------------------------------------------------------------------
  Energy - 0.3%
    P&L Coal Holdings Corp., 9.625s, 2008                             $     927       $    984,937
--------------------------------------------------------------------------------------------------
  Energy - Independent - 0.9%
    Chesapeake Energy Corp., 8.125s, 2011                             $   1,075       $  1,075,000
    Devon Financing Corp. ULC, 6.875s, 2011                               2,165          2,192,643
                                                                                      ------------
                                                                                      $  3,267,643
--------------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    Marvel Holdings, Inc., 0s, 1998**                                 $     445       $  --
    Time Warner Entertainment Co. LP, 8.875s, 2012                        3,153          3,440,276
                                                                                      ------------
                                                                                      $  3,440,276
--------------------------------------------------------------------------------------------------
  Financial Institutions - 4.4%
    Ford Motor Credit Co., 7.375s, 2011                               $   2,356       $  2,371,832
    General Motors Acceptance Corp., 7s, 2012                             3,279          3,310,544
    Midland Funding Corp., "B", 13.25s, 2006                              4,000          4,561,184
    Morgan Stanley Capital I Inc., 7.18s, 2009                              500            448,789
    Morgan Stanley Capital I Inc., 6.12s, 2031                            1,250          1,001,875
    Nationslink Funding Corp., 5s, 2009                                   3,800          2,783,500
    Residential Accredit Loans Inc., 7.75s, 2027                          2,446          2,407,210
                                                                                      ------------
                                                                                      $ 16,884,934
--------------------------------------------------------------------------------------------------
  Financial Services - 1.3%
    Unicredito Italiano Capital Trust, 9.2s, 2049                     $   4,259       $  4,877,279
--------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.3%
    Michael Foods, Inc., 11.75s, 2011                                 $   1,000       $  1,100,000
--------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.4%
    Buckeye Cellulose Corp., 8.5s, 2005                               $     610       $    555,100
    Buckeye Technologies, Inc., 8s, 2010                                    650            555,750
    Meadwestvaco Corp., 6.85s, 2012                                         720            731,894
    Riverwood International Corp., 10.25s, 2006                           2,000          2,068,340
    U.S. Timberlands, 9.625s, 2007                                          460            317,400
    Weyerhaeuser Co., 6.75s, 2012                                         1,047          1,056,245
                                                                                      ------------
                                                                                      $  5,284,729
--------------------------------------------------------------------------------------------------
  Gaming - 2.3%
    Aztar Corp., 8.875s, 2007                                         $   1,250       $  1,303,125
    MGM Mirage, 8.375s, 2011                                              1,935          2,017,237
    Park Place Entertainment Corp., 8.875s, 2008                          3,620          3,828,150
    Station Casinos, Inc., 8.375s, 2008                                     525            543,375
    Station Casinos, Inc., 8.875s, 2008                                   1,000          1,032,500
                                                                                      ------------
                                                                                      $  8,724,387
--------------------------------------------------------------------------------------------------
  Industrial
    Thermadyne Holdings Corp., 0s to 2003, 12.5s, 2008                $   2,000       $     10,000
--------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Agco Corp., 9.5s, 2008                                            $   1,750       $  1,894,375
    New Terex Corp., 8.875s, 2008                                           695            724,538
    Terex Corp. New, 9.25s, 2011                                            995          1,047,237
                                                                                      ------------
                                                                                      $  3,666,150
--------------------------------------------------------------------------------------------------
  Media - Cable - 2.8%
    Adelphia Communications Corp., 9.875s, 2007                       $      75       $     62,344
    Adelphia Communications Corp., 8.375s, 2008                             940            747,300
    Adelphia Communications Corp., 9.375s, 2009                             820            668,300
    Century Communications Corp., .01s, 2008                              1,300            611,000
    Charter Communications Holdings, 8.625s, 2009                         2,040          1,820,700
    Charter Communications Holdings, 9.92s, 2011                          2,250          1,569,375
    Comcast Cable Communications, 6.75s, 2011                             1,260          1,204,106
    FrontierVision Operating Partnership LP, 11s, 2006                    1,150          1,115,500
    Jones Intercable, Inc., 8.875s, 2007                                    500            528,535
    Mediacom LLC, 9.5s, 2013                                                340            341,700
    NTL Communications Corp.                                                400            128,000
    NTL, Inc. 0s to 2003, 9.75s, 2008##                                   1,250            431,250
    Panamsat Corp., 8.5s, 2012                                            1,670          1,670,000
                                                                                      ------------
                                                                                      $ 10,898,110
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.2%
    Fisher Scientific International Inc., 8.125s, 2012                $     940       $    947,050
--------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.1%
    Kaiser Aluminum & Chemical Corp., 9.875s, 2049                    $     300       $    234,000
--------------------------------------------------------------------------------------------------
  Oil Services - 0.2%
    Kaztransoil Co., 8.5s, 2006                                       $     750       $    736,875
--------------------------------------------------------------------------------------------------
  Oils - 0.6%
    Hurricane Hydrocarbons Ltd., 12s, 2006                            $     460       $    466,900
    Valero Energy Corp. New, 6.875s, 2012                                 1,908          1,921,547
                                                                                      ------------
                                                                                      $  2,388,447
--------------------------------------------------------------------------------------------------
  Pollution Control - 1.0%
    Allied Waste North America, Inc., 10s, 2009                       $   1,000       $  1,027,500
    Waste Management Inc. Delaware, 6.5s, 2008                            2,996          2,981,745
                                                                                      ------------
                                                                                      $  4,009,245
--------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.2%
    Hollinger International Publishing, 9.25s, 2007                   $     750       $    770,625
--------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.0%
    Coast Hotels & Casinos, Inc., 9.5s, 2009##                        $     930       $    984,637
    HMH Properties, Inc., 8.45s, 2008                                     1,875          1,893,750
    Prime Hospitality Corp., 8.375s, 2012                                   300            305,250
    Starwood Hotels + Resorts, 7.875s, 2012                                 700            702,625
                                                                                      ------------
                                                                                      $  3,886,262
--------------------------------------------------------------------------------------------------
  Special Products & Services - 0.1%
    Haynes International, Inc., 11.625s, 2004                         $     295       $    206,500
--------------------------------------------------------------------------------------------------
  Steel - 0.7%
    AK Steel Corp., 9.125s, 2006                                      $   2,000       $  2,080,000
    Commonwealth Aluminum Corp., 10.75s, 2006                               425            425,000
    WCI Steel, Inc., 10s, 2004                                              515            242,050
                                                                                      ------------
                                                                                      $  2,747,050
--------------------------------------------------------------------------------------------------
  Technology - 0.4%
    Unisystem Corp., 7.875s, 2008                                     $   1,700       $  1,691,500
--------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.0%
    American Cellular Corp., 9.5s, 2009                               $     100       $     63,000
    Centennial Cellular Operating Co., 10.75s, 2008                       1,000            532,500
    Crown Castle International Corp., 10.75s, 2011                        2,000          1,840,000
    Nextel Communications, Inc., 9.5s, 2011                                 510            349,350
    Rural Cellular Corp., 9.75s, 2010                                       775            635,500
    Triton PCS, Inc., 0s to 2003, 11s, 2008                                 375            330,000
                                                                                      ------------
                                                                                      $  3,750,350
--------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.7%
    Citizens Communications Co., 8.5s, 2006                           $   2,235       $  2,349,589
    ITC Deltacom, Inc., 9.75s, 2008                                         805            209,300
    Nextlink Communications, Inc., 10.75s, 2009                             895            125,300
    Sprint Capital Corp., 6s, 2007                                        3,028          2,796,267
    Time Warner Telecommunications LLC, 9.75s, 2008                         260            127,400
    WorldCom, Inc., 7.75s, 2027                                           1,450            681,500
    WorldCom, Inc., 6.95s, 2028                                           1,014            415,740
                                                                                      ------------
                                                                                      $  6,705,096
--------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 14.9%
    Federal Home Loan, 6.5s, 2016                                     $   3,306       $  3,414,497
    FHLMC Gold TBA 30, 7s, 2099                                           1,200          1,239,396
    FNMA, 3.875s, 2005                                                    2,000          1,995,320
    FNMA, 5.5s, 2006                                                      4,000          4,143,760
    FNMA, 6s, 2008                                                       12,500         13,046,875
    FNMA, 5.75s, 2010                                                     1,000            925,037
    FNMA, 6.5s, 2016                                                      4,540          4,684,706
    FNMA, 6.5s, 2031                                                     13,402         13,577,629
    GNMA, 6.5s, 2028                                                      3,802          3,857,953
    GNMA, 7s, 2031                                                       10,037         10,363,540
                                                                                      ------------
                                                                                        57,248,713
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 7.1%
    U.S. Treasury Bonds, 9.875s, 2015                                 $   4,212       $  5,950,124
    U.S. Treasury Bonds, 6.875s, 2025                                     2,000          2,285,940
    U.S. Treasury Bonds, 6.125s, 2029                                     7,396          7,790,059
    U.S. Treasury Bonds, 5.375s, 2031                                     3,300          3,193,773
    U.S. Treasury Notes, 3.5s, 2006                                       5,100          4,910,331
    U.S. Treasury Notes, 6s, 2009                                         1,297          1,380,293
    U.S. Treasury Notes, 4.875s, 2012                                     1,687          1,658,271
                                                                                      ------------
                                                                                      $ 27,168,791
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.1%
    Allegheny Energy Supply Co. LLC, 7.8s, 2011##                     $   1,793       $  1,784,483
    Firstenegy Corp., 5.5s, 2006                                          3,272          3,118,216
    Niagara Mohawk Power Corp., 8.77s, 2018                               3,800          3,928,060
    Northwestern Corp., 7.875s, 2007                                      2,179          2,197,404
    Progress Energy Inc., 5.85s, 2008                                     4,188          4,095,990
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                          717            715,064
                                                                                      ------------
                                                                                      $ 15,839,217
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.0%
    Consolidated Natural Gas Co., 6.25s, 2011                         $   3,932       $  3,848,956
--------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Verizon New York Inc., 6.875s, 2012                               $   2,783       $  2,807,769
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $274,008,945
--------------------------------------------------------------------------------------------------

Foreign Bonds - 23.2%
  Algeria - 0.3%
    Republic of Algeria, 2.875s, 2006                                 $     855       $    807,975
    Republic of Algeria, 2.875s, 2010                                       434            199,098
                                                                                      ------------
                                                                                      $  1,007,073
--------------------------------------------------------------------------------------------------
  Brazil - 2.5%
    Banco Nacional de Desenvolvi, 12.262s, 2008 (Banks &
      Credit Cos.)##                                                  $   1,791       $  1,704,749
    Federal Republic of Brazil, 3.125s, 2009                              1,346          1,104,106
    Federal Republic of Brazil, 11s, 2012                                   285            253,650
    Federal Republic of Brazil, 8s, 2014                                  2,904          2,290,265
    Federal Republic of Brazil, 3.063s, 2024                              1,005            721,537
    Federal Republic of Brazil, 8.875s, 2024                              1,307            862,620
    Federal Republic of Brazil, 12.25s, 2030                                990            866,250
    Federal Republic of Brazil, 11s, 2040                                 2,075          1,633,025
                                                                                      ------------
                                                                                      $  9,436,202
--------------------------------------------------------------------------------------------------
  Bulgaria - 0.9%
    Republic of Bulgaria, 7.5s, 2013                                  $   3,142       $  2,704,685
    Republic of Bulgaria, 8.25s, 2015                                       950            912,000
                                                                                      ------------
                                                                                      $  3,616,685
--------------------------------------------------------------------------------------------------
  Canada - 2.8%
    Abitibi Consolidated Inc., 8.55s, 2010 (Forest &
      Paper Products)                                                 $     995       $  1,033,626
    Government of Canada, 5.75s, 2006                                 CAD 2,048          1,341,248
    Government of Canada, 5.5s, 2009                                      7,243          4,630,917
    Government of Canada, 5.5s, 2010                                      6,128          3,889,720
                                                                                      ------------
                                                                                      $ 10,895,511
--------------------------------------------------------------------------------------------------
  Denmark - 0.9%
    Kingdom of Denmark, 6s, 2009                                     DKK 25,809       $  3,266,687
--------------------------------------------------------------------------------------------------
  Dominican Republic - 0.4%
    Dominican Republic, 9.5s, 2006                                    $   1,519       $  1,610,140
--------------------------------------------------------------------------------------------------
  Ecuador - 0.2%
    Republic of Ecuador, 12s, 2012                                    $     901       $    753,512
--------------------------------------------------------------------------------------------------
  El Salvador - 0.1%
    Republic of El Salvador, 8.25s, 2032                              $     455       $    459,550
--------------------------------------------------------------------------------------------------
  Germany - 2.0%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)                  $     525       $    580,125
    Federal Republic of Germany, 4.75s, 2008                          EUR 1,826          1,629,844
    Federal Republic of Germany, 4.5s, 2009                               4,686          4,083,908
    Federal Republic of Germany, 4.75s, 2028                                662            530,791
    Federal Republic of Germany, 6.25s, 2030                                730            723,536
                                                                                      ------------
                                                                                      $  7,548,204
--------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.3%
    Enersis S.A., 7.4s, 2016 (Utilities - Electric)                   $   1,286       $  1,176,703
--------------------------------------------------------------------------------------------------
  Greece - 0.6%
    Fage Dairy Industries S.A., 9s, 2007 (Food & Beverage
      Products)                                                       $   2,300       $  2,185,000
--------------------------------------------------------------------------------------------------
  Japan - 0.5%
    International Bank for Reconstruction & Development,
      5s, 2006 (Banks & Credit Cos.)                                  JPY 2,000       $  2,026,200
--------------------------------------------------------------------------------------------------
  Luxembourg - 0.2%
    Millicom International Cellular, 13.5s, 2006 (Telecom
      - Wireless)                                                     $      45       $     26,100
    Mobile Telesystems Finance S.A., 10.95s, 2004
      (Telecom - Wireline)                                                  773            798,123
                                                                                      ------------
                                                                                      $    824,223
--------------------------------------------------------------------------------------------------
  Malaysia - 0.2%
    Petroliam Nasional Berhad, 7.75s, 2015                            $     714       $    760,987
--------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Durango Corp., 13.125s, 2006 (Forest & Paper Products)            $   1,034       $  1,043,047
    Pemex Project Funding Master Trust, 9.125s, 2010                        434            476,107
    Pemex Project Funding Master Trust 144A, 8.625s, 2022                   300            309,000
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                  552            614,970
                                                                                      ------------
                                                                                      $  2,443,124
--------------------------------------------------------------------------------------------------
  Netherlands - 2.4%
    PTC International Finance BV, 0s to 2002, 10.75s,
      2007 (Telecom - Wireless)                                       $     843       $    843,000
    PTC International Finance II S.A., 11.25s, 2009
      (Telecom - Wireless)                                                  185            194,250
    Tenet Healthcare Corp., 0s, 2002 (Medical & Health
      Technology Services)                                                2,402          2,389,990
    Tenet Healthcare Corp., 6s, 2005 (Medical & Health
      Technology Services)                                                2,000          1,940,000
    Tenet Healthcare Corp., 6.375s, 2011 (Medical &
      Health Technology Services)                                         3,574          3,529,915
    United Pan Europe Commerce, 10.875s, 2009 (Media - Cable)               255             33,150
    United Pan Europe Commerce 0s to 2005, 13.75s, 2010
      (Media - Cable)                                                       165             14,850
    Versatel Telecom B.V., 13.25s, 2008 (Telecom - Wireline)                775            209,250
                                                                                      ------------
                                                                                      $  9,154,405
--------------------------------------------------------------------------------------------------
  New Zealand - 0.5%
    Government of New Zealand, 8s, 2006                               NZD 4,377       $  2,063,720
--------------------------------------------------------------------------------------------------
  Norway - 0.4%
    Union Bank of Norway, 7.35s, 2049 (Banks & Credit
      Cos.)##                                                         $   1,400       $  1,438,990
--------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 9.625s, 2011                                  $     890       $    927,825
    Republic of Panama, 10.75s, 2020                                        267            301,710
                                                                                      ------------
                                                                                      $  1,229,535
--------------------------------------------------------------------------------------------------
  Peru - 0.1%
    Republic of Peru, 4s, 2017                                        $     622       $    460,280
--------------------------------------------------------------------------------------------------
  Philippines - 0.3%
    Philippines Republic, 10.625s, 2025                               $   1,451       $  1,102,360
--------------------------------------------------------------------------------------------------
  Russia - 2.6%
    Russian Federation, 3s, 2006                                      $     280       $    225,400
    Russian Federation, 3s, 2008                                          4,036          2,807,038
    Russian Federation, 12.75s, 2028                                      2,789          3,402,580
    Russian Federation, 5s, 2030                                          4,839          3,370,468
                                                                                      ------------
                                                                                      $  9,805,486
--------------------------------------------------------------------------------------------------
  South Africa - 0.2%
    Republic of South Africa, 7.375s, 2012                            $     652       $    648,088
--------------------------------------------------------------------------------------------------
  South Korea - 0.6%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)                   $   1,878       $  2,211,345
--------------------------------------------------------------------------------------------------
  Spain - 1.2%
    Government of Spain, 6s, 2008                                     EUR 2,064       $  1,950,623
    Kingdom of Spain, 7s, 2005                                        $   1,500          1,620,695
    Kingdom of Spain, 6s, 2029                                        EUR 1,076          1,015,437
                                                                                      ------------
                                                                                      $  4,586,755
--------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Kingdom of Sweden, 6s, 2005                                      SEK 10,400       $  1,030,204
--------------------------------------------------------------------------------------------------
  Turkey - 0.4%
    Republic of Turkey, 11.875s, 2030                                 $   1,372       $  1,426,880
--------------------------------------------------------------------------------------------------
  United Kingdom - 1.4%
    Bank of Ireland UK Holdings, 7.4s, 2049 (Banks & Credit Cos.)     EUR   635       $    609,975
    Dolphin Telecom PLC 0s to 2004 (Telecom - Wireless)               $   2,800                280
    Jazztel PLC, 13.25s, 2009 (Telecom Services)                            470             88,850
    Ono Finance PLC, 13s, 2008 (Media - Cable)                              250            105,031
    Ono Finance PLC, 14s, 2011 (Media - Cable)                              250            110,000
    United Kingdom Treasury, 6.75s, 2004                              GBP 2,504          3,804,428
    United Kingdom Treasury, 7.25s, 2007                                    400            639,574
                                                                                      ------------
                                                                                      $  5,358,138
--------------------------------------------------------------------------------------------------
  Venezuela
    Republic of Venezuela, 9.25s, 2007                                $      13       $  --
--------------------------------------------------------------------------------------------------
  Uruguay - 0.1%
    Republic of Uruguay, 7.625s, 2012                                 $     838       $    578,220
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $ 89,104,207
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $370,876,519)                                           $363,113,152
--------------------------------------------------------------------------------------------------
Convertible Bond - 1.0%
--------------------------------------------------------------------------------------------------
    BCP Finance Bank, 4.75s, 2011
      (United Kingdom - Banks & Credit Co.)                           $   2,500       $  2,124,965
    Colt Telecom Group, 2s, 2006 (United Kingdom -
      Telecom - Wireline)                                                 5,175          1,816,829
--------------------------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $5,689,481)                                  $  3,941,794
--------------------------------------------------------------------------------------------------

Stocks
--------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------
    Atlantic Gulf Communities Corp. (Real Estate)##*                        100       $          1
    Iks Corp. (Machinery)                                                 4,721              7,440
    Metal Management, Inc. (Metals & Minerals)                           31,169            101,299
    Sind Holdings, Inc. (Apparel & Textiles)                                814             52,910
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,907,158)                                            $    161,650
--------------------------------------------------------------------------------------------------

Preferred Stock - 0.7%
--------------------------------------------------------------------------------------------------
  United States - 0.7%
    CSC Holdings, Inc. (Media - Cable)                                1,219,000       $  1,196,097
    CSC Holdings, Inc., 11.125s (Media - Cable)                          11,092          1,042,648
    Primedia, Inc., 8.625s (Printing & Publishing)                        9,000            405,000
--------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $2,860,645)                                   $  2,643,745
--------------------------------------------------------------------------------------------------

Warrants*
--------------------------------------------------------------------------------------------------
    ICO, Inc. Expire 1/15/07 (Identified Cost, $0)                       62,500       $     34,375
--------------------------------------------------------------------------------------------------

Rights*
--------------------------------------------------------------------------------------------------
    United Mexican States                                                 1,000       $          2
    Banco Central de Uruguay (Uruguay - Banks & Credit Cos.)          1,250,000          --
--------------------------------------------------------------------------------------------------
Total Rights (Identified Cost, $0)                                                    $          2
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.2%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 05/01/02,
      at Amortized Cost                                               $   4,626       $  4,626,000
--------------------------------------------------------------------------------------------------
Repurchase Agreement - 1.5%
--------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 04/30/02, due 05/01/02, total to
      be received $5,752,308 (Secured by various U.S.
      Treasury and Federal Agency Obligations), at Cost               $   5,752       $  5,752,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $391,711,803)                                     $380,272,718
Other Assets, Less Liabilities - 1.0%                                                    3,758,036
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $384,030,754
--------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD  = Australian Dollars                  GBP  = British Pounds
CAD  = Canadian Dollars                    JPY  = Japanese Yen
DKK  = Danish Krone                        NZD  = New Zealand Dollar
EUR  = Euro                                SEK  = Swedish Kronor

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
APRIL 30, 2002
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $391,711,803)           $380,272,718
  Cash                                                                  96,589
  Net receivable for forward foreign currency exchange contracts        44,107
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                      80,538
  Receivable for investments sold                                    7,304,961
  Receivable for fund shares sold                                      418,431
  Interest receivable                                                6,794,428
  Other assets                                                           6,152
                                                                  ------------
      Total assets                                                $395,017,924
                                                                  ------------
Liabilities:
  Distributions payable                                           $  2,118,225
  Foreign currency overdraft, at value (identified cost, $63)               64
  Payable for fund shares reacquired                                   513,962
  Payable for investments purchased                                  7,104,022
  Net payable for forward foreign currency exchange contracts          528,608
  Net payable for forward foreign currency exchange contracts
    subject to master netting ageements                                554,131
  Payable to affiliates -
    Management fee                                                       6,883
    Administrative fee                                                     185
    Shareholder servicing agent fee                                      1,059
    Distribution fee                                                     7,052
  Accrued expenses and other liabilities                               152,979
                                                                  ------------
      Total liabilities                                           $ 10,987,170
                                                                  ------------
Net assets                                                        $384,030,754
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $478,781,891
  Unrealized depreciation on investments and translation
    of asset and liabilities in foreign currencies                 (12,371,968)
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (80,043,482)
  Accumulated undistributed net investment loss                     (2,335,687)
                                                                  ------------
      Total                                                       $384,030,754
                                                                  ============
Shares of beneficial interest outstanding                          61,219,665
                                                                   ==========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $183,431,587 / 29,078,754 shares of
    beneficial interest outstanding)                               $6.31
                                                                   =====
  Offering price per share (100 / 95.25)                           $6.62
                                                                   =====
Class B shares:
  Net asset value and offering price per share
    (net assets $151,836,569 / 24,324,034 shares of
    beneficial interest outstanding)                               $6.24
                                                                   =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $38,708,098 / 6,224,947 shares of
    beneficial interest outstanding)                               $6.22
                                                                   =====
Class I shares:
  Net asset value and offering price per share
    (net assets of $10,054,500 / 1,591,930 shares of
    beneficial interest outstanding)                               $6.32
                                                                   =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $ 15,164,518
    Dividend                                                            100,507
                                                                   ------------
      Total investment income                                      $ 15,265,025
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,699,344
    Administrative fee                                                   22,046
    Trustees' compensation                                               13,325
    Shareholder servicing agent fee                                     193,196
    Distribution and service fee (Class A)                              317,799
    Distribution and service fee (Class B)                              778,454
    Distribution and service fee (Class C)                              195,066
    Custodian fee                                                       116,604
    Printing                                                             51,089
    Auditing fees                                                        18,500
    Postage                                                              26,279
    Registration fees                                                    52,050
    Miscellaneous                                                       188,909
                                                                   ------------
      Total expenses                                               $  3,672,661
    Fees paid indirectly                                                (18,041)
    Reduction of expenses by investment adviser                      (1,242,776)
                                                                   ------------
      Net expenses                                                 $  2,411,844
                                                                   ------------
        Net investment income                                      $ 12,853,181
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(15,335,860)
    Written option transactions                                           3,200
    Foreign currency transactions                                       511,619
                                                                   ------------
        Net realized loss on investments                           $(14,821,041)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  6,942,439
    Translation of assets and liabilities in foreign
      currencies                                                     (1,105,172)
                                                                   ------------
        Net unrealized loss on investments                         $  5,837,267
                                                                   ------------
          Net realized and unrealized gain (loss)
            on investments and foreign currency                    $ (8,983,774)
                                                                   ------------
            Increase in net assets from operations                 $  3,869,407
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                  YEAR ENDED
                                                           APRIL 30, 2002            OCTOBER 31, 2001
                                                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $  12,853,181               $  24,570,934
  Net realized loss on investments and foreign currency
    transactions                                              (14,821,041)                (20,561,948)
  Net unrealized gain on investments and foreign currency
    translation                                                 5,837,267                  12,166,957
                                                            -------------               -------------
    Increase in net assets from operations                  $   3,869,407               $  16,175,943
                                                            -------------               -------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $  (6,435,604)              $  (9,675,086)
  From net investment income (Class B)                         (5,067,311)                (10,085,965)
  From net investment income (Class C)                         (1,276,614)                 (2,760,504)
  From net investment income (Class I)                           (374,494)                   (672,042)
  From paid in capital (Class A)                                   --                      (1,544,413)
  From paid in capital (Class B)                                   --                      (1,610,001)
  From paid in capital (Class C)                                   --                        (440,654)
  From paid in capital (Class I)                                   --                        (107,277)
                                                            -------------               -------------
    Total distributions declared to shareholders            $ (13,154,023)              $ (26,895,942)
                                                            -------------               -------------
Net increase (decrease) in net assets from fund
  share transactions                                        $  (5,501,401)              $ 115,234,508
                                                            -------------               -------------
    Total increase (decrease) in net assets                 $ (14,786,017)              $ 104,514,509
Net assets:
  At beginning of year                                        398,816,771                 294,302,262
                                                            -------------               -------------
At end of year (including accumulated net investment loss
  of $2,335,687 and $2,034,845, respectively)               $ 384,030,754               $ 398,816,771
                                                            =============               =============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                               SIX MONTHS ENDED         -----------------------------------------------------------------------
                                 APRIL 30, 2002              2001            2000            1999           1998           1997
                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                        CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                 $ 6.46            $ 6.67          $ 7.30          $ 7.33         $ 8.24         $ 8.19
                                         ------            ------          ------          ------         ------         ------
Income from investment
operations#(S)(S) -
  Net investment income(S)               $ 0.22            $ 0.52          $ 0.60          $ 0.62         $ 0.66         $ 0.69
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (0.15)            (0.16)          (0.59)           0.06          (0.81)          0.13
                                         ------            ------          ------          ------         ------         ------
      Total from investment
        operations                       $ 0.07            $ 0.36          $ 0.01          $ 0.68         $(0.15)        $ 0.82
                                         ------            ------          ------          ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income             $(0.22)           $(0.49)         $(0.48)         $(0.71)        $(0.63)        $(0.69)
  From net realized gain on
    investments and foreign
    currency transactions                  --                --              --              --            (0.13)         (0.08)
  From paid-in capital                     --               (0.08)          (0.16)           --             --             --
                                         ------            ------          ------          ------         ------         ------
      Total distributions declared
        to shareholders                  $(0.22)           $(0.57)         $(0.64)         $(0.71)        $(0.76)        $(0.77)
                                         ------            ------          ------          ------         ------         ------
Net asset value - end of period          $ 6.31            $ 6.46          $ 6.67          $ 7.30         $ 7.33         $ 8.24
                                         ======            ======          ======          ======         ======         ======
Total return(+)                            1.16%++           5.54%          (0.03)%          9.72%         (2.21)%        10.40%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                               0.94%+            0.96%           0.92%           0.88%          0.85%          0.79%
  Net investment income(S)(S)              6.97%+            7.83%           8.57%           8.42%          8.26%          8.26%
Portfolio turnover                           69%              153%            127%            204%           299%           217%
Net assets at end of period
  (000 Omitted)                        $183,432          $184,482        $111,791        $100,469        $95,292        $69,874

 (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
       Net investment income             $ 0.20            $ 0.46          $ 0.54          $ 0.55         $ 0.58         $ 0.58
       Ratios (to average net assets):
         Expenses##                        1.58%+            1.80%           1.81%           1.83%          1.84%          2.01%
         Net investment income             6.33%+            6.99%           7.68%           7.47%          7.24%          7.04%
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)(S) As required, effective November 1, 2001, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium accreting market discount on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                               SIX MONTHS ENDED         -----------------------------------------------------------------------
                                 APRIL 30, 2002              2001            2000            1999           1998           1997
                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                       CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                $ 6.39            $ 6.61          $ 7.24          $ 7.27          $ 8.18         $ 8.14
                                        ------            ------          ------          ------          ------         ------
Income from investment
operations#(S)(S) -
  Net investment income(S)              $ 0.20            $ 0.47          $ 0.55          $ 0.57          $ 0.61         $ 0.61
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                 (0.15)            (0.17)          (0.59)           0.07           (0.81)          0.15
                                        ------            ------          ------          ------          ------         ------
      Total from investment
        operations                      $ 0.05            $ 0.30          $(0.04)         $ 0.64          $(0.20)        $ 0.76
                                        ------            ------          ------          ------          ------         ------
Less distributions declared to
  shareholders -
  From net investment income            $(0.20)           $(0.45)         $(0.44)         $(0.67)         $(0.58)        $(0.64)
  From net realized gain on
    investments and foreign
    currency transactions                 --                --              --              --             (0.13)         (0.08)
  From paid-in capital                    --               (0.07)          (0.15)           --              --             --
                                        ------            ------          ------          ------          ------         ------
      Total distributions
        declared to shareholders        $(0.20)           $(0.52)         $(0.59)         $(0.67)         $(0.71)        $(0.72)
                                        ------            ------          ------          ------          ------         ------
Net asset value - end of period         $ 6.24            $ 6.39          $ 6.61          $ 7.24          $ 7.27         $ 8.18
                                        ======            ======          ======          ======          ======         ======
Total return                              0.86%++           4.71%          (0.67)%          9.10%          (2.84)%         9.64%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                              1.59%+            1.61%           1.56%           1.53%           1.51%          1.44%
  Net investment income(S)                6.32%+            7.22%           7.89%           7.77%           7.64%          7.51%
Portfolio turnover                          69%              153%            127%            204%            299%           217%
Net assets at end of period
  (000 Omitted)                       $151,837          $163,299        $137,013        $144,849        $133,872        $71,459

 (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
       Net investment income           $  0.18           $  0.42         $  0.49         $  0.50         $  0.53        $  0.50
       Ratios (to average net assets):
         Expenses##                       2.23%+            2.45%           2.45%           2.48%           2.50%          2.66%
         Net investment income            5.68%+            6.38%           7.00%           6.82%           6.62%          6.29%
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective November 1, 2001, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium accreting market discount on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                               SIX MONTHS ENDED         -----------------------------------------------------------------------
                                 APRIL 30, 2002              2001            2000            1999           1998           1997
                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                           CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $ 6.37           $ 6.59         $ 7.22         $ 7.25         $ 8.16         $ 8.12
                                            ------           ------         ------         ------         ------         ------
Income from investment
operations#(S)(S) -
  Net investment income(S)                  $ 0.20           $ 0.47         $ 0.55         $ 0.57         $ 0.61         $ 0.60
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                 (0.15)           (0.17)         (0.59)          0.07          (0.81)          0.16
                                            ------           ------         ------         ------         ------         ------
      Total from investment operations      $ 0.05           $ 0.30         $(0.04)        $ 0.64         $(0.20)        $ 0.76
                                            ------           ------         ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income                $(0.20)          $(0.45)        $(0.44)        $(0.67)        $(0.58)        $ 0.64)
  From net realized gain on
    investments and foreign currency
    transactions                              --               --             --             --            (0.13)         (0.08)
  From paid-in capital                        --              (0.07)         (0.15)          --             --             --
                                            ------           ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                        $(0.20)          $(0.52)        $(0.59)        $(0.67)        $(0.71)        $(0.72)
                                            ------           ------         ------         ------         ------         ------
Net asset value - end of period             $ 6.22           $ 6.37         $ 6.59         $ 7.22         $ 7.25         $ 8.16
                                            ======           ======         ======         ======         ======         ======
Total return                                  0.86%++          4.73%         (0.67)%         9.12%         (2.84)%         9.68%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                  1.59%+           1.61%          1.56%          1.53%          1.51%          1.44%
  Net investment income(S)                    6.32%+           7.18%          7.90%          7.78%          7.65%          7.44%
Portfolio turnover                              69%             153%           127%           204%           299%           217%
Net assets at end of period
  (000 Omitted)                            $38,708          $40,787        $37,956        $38,808        $42,213        $20,464

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income              $  0.18          $  0.42        $  0.49        $  0.50        $  0.53        $  0.50
        Ratios (to average net assets):
          Expenses##                          2.23%+           2.45%          2.45%          2.48%          2.50%          2.66%
          Net investment income               5.68%+           6.34%          7.01%          6.83%          6.63%          6.21%
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective November 1, 2001, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium accreting market discount on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                                                                                 PERIOD ENDED
                                    SIX MONTHS ENDED       -------------------------------------------------      OCTOBER 31,
                                      APRIL 30, 2002             2001          2000         1999        1998            1997*
                                         (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                             CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period         $ 6.47           $ 6.68        $ 7.31       $ 7.33      $ 8.25           $ 8.15
                                              ------           ------        ------       ------      ------           ------

Income from investment operations#(S)(S) -
  Net investment income(S)                    $ 0.23           $ 0.55        $ 0.68       $ 0.65      $ 0.72           $ 0.49
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (0.15)           (0.17)        (0.65)        0.07       (0.85)            0.15
                                              ------           ------        ------       ------      ------           ------
      Total from investment operations        $ 0.08           $ 0.38        $ 0.03       $ 0.72      $(0.13)          $ 0.64
                                              ------           ------        ------       ------      ------           ------

Less distributions declared to shareholders -
  From net investment income                  $(0.23)          $(0.51)       $(0.50)      $(0.74)     $(0.66)          $(0.54)
  From net realized gain on investments
    and foreign currency transactions           --               --            --           --         (0.13)            --
  From paid-in capital                          --              (0.08)        (0.16)        --          --               --
                                              ------           ------        ------       ------      ------           ------

      Total distributions declared to
        shareholders                          $(0.23)          $(0.59)       $(0.66)      $(0.74)     $(0.79)          $(0.54)
                                              ------           ------        ------       ------      ------           ------
Net asset value - end of period               $ 6.32           $ 6.47        $ 6.68       $ 7.31      $ 7.33           $ 8.25
                                              ======           ======        ======       ======      ======           ======
Total return                                    1.34%++          5.92%         0.33%       10.25%      (2.00)%           5.98%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                    0.59%+           0.61%         0.60%        0.53%       0.50%            0.44%+
  Net investment income(S)                      7.32%+           8.21%         9.53%        8.77%       8.51%            7.69%+
Portfolio turnover                                69%             153%          127%         204%        299%             217%
Net assets at end of period (000
  Omitted)                                   $10,055          $10,249        $7,542         $304        $238             $230

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                 $ 0.21           $ 0.49        $ 0.62       $ 0.58      $ 0.63           $ 0.40
        Ratios (to average net assets):
          Expenses##                            1.23%+           1.45%         1.49%        1.48%       1.49%            1.66%+
          Net investment income                 6.68%+           7.37%         8.64%        7.82%       7.49%            6.47%+

     * For the period from the inception of Class I shares, January 8, 1997, through October 31, 1997.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective November 1, 2001, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium accreting market discount on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Strategic Income Fund (the fund) is a non-diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

The fund may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2001 and October 31, 2000 was as follows:

                                           OCTOBER 31, 2001   OCTOBER 31, 2000
--------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                             $24,872,129        $18,474,134
    Long-term capital gain                           --                 --
                                                -----------        -----------
                                                $28,872,129        $18,474,134
    Tax return of capital                         2,023,813          6,459,428
                                                -----------        -----------
Total distributions declared                    $26,895,942        $24,933,562
                                                ===========        ===========

As of October 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $      --
          Undistributed long-term capital gain                --
          Capital loss carryforward                     (39,903,269)
          Unrealized loss                               (18,998,104)
          Other temporary differences                    (3,531,621)

At October 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $64,615,240 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization of expiration on:

          EXPIRATION DATE
          ----------------------------------------------------------
          October 31, 2005                              $ 8,420,466
          October 31, 2006                               23,128,300
          October 31, 2007                               11,626,162
          October 31, 2008                                3,849,634
          October 31, 2009                               17,590,678
                                                        -----------
              Total                                     $64,615,240
                                                        ===========

The availability of a portion of these respective capital loss carryforwards, which were acquired on August 6, 2001, in connection with the MFS Global Governments Fund acquisition may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets and 7.14% of investment income. Effective March 1, 2002 the 7.14% investment income fee was eliminated. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. The investment adviser has voluntarily agreed to pay the fund's operating expenses, exclusive of management and distribution fees such that the fund's aggregate expenses do not exceed 0.08% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The trust pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $25,539 for the period ended April 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $14,822 for the period ended April 30, 2002. Fees incurred under the distribution plan during the period ended April 30, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.25% per annum, and a service fee of up to 0.75% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,665 and $11,311 for Class B and Class C shares, respectively, for the period ended April 30, 2002. Fees incurred under the distribution plan during the period ended April 30, 2002 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended April 30, 2002, were $129, $262,231, and $3,256 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                PURCHASES                  SALES
--------------------------------------------------------------------------------
U.S. government securities                   $ 72,405,628           $119,481,507
                                             ------------           ------------
Investments (non-U.S. government securities) $185,575,153           $148,792,859
                                             ------------           ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $392,282,943
                                                                  ------------
Gross unrealized appreciation                                     $  9,944,058
Gross unrealized depreciation                                      (21,954,283)
                                                                  ------------
    Net unrealized depreciation                                   $(12,010,225)
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                     SIX MONTHS ENDED APRIL 30, 2002         YEAR ENDED OCTOBER 31, 2001
                                   ---------------------------------   ---------------------------------
                                           SHARES             AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             3,437,036       $ 21,804,035         7,012,990      $ 47,035,750
Shares issued in connection with
  acquisition of MFS Global
  Governments Fund                          --                 --            9,846,518        63,608,508
Shares issued to shareholders in
  reinvestment of distributions           634,808          4,027,694         1,181,563         7,759,168
Shares reacquired                      (3,562,329)       (22,582,334)       (6,226,071)      (41,171,631)
                                       ----------       ------------       -----------      ------------
    Net increase                          509,515       $  3,249,395        11,815,000      $ 77,231,795
                                       ==========       ============       ===========      ============

Class B shares
                                     SIX MONTHS ENDED APRIL 30, 2002         YEAR ENDED OCTOBER 31, 2001
                                   ---------------------------------   ---------------------------------
                                           SHARES             AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             1,584,935       $  9,970,211         5,346,517      $ 35,615,293
Shares issued in connection with
  acquisition of MFS Global
  Governments Fund                          --                 --            3,737,554        23,920,347
Shares issued to shareholders in
  reinvestment of distributions           451,825          2,835,449         1,135,734         7,402,342
Shares reacquired                      (3,257,706)       (20,475,817)       (5,412,051)      (35,250,255)
                                       ----------       ------------       -----------      ------------
    Net increase (decrease)            (1,220,945)      $ (7,670,157)        4,807,754      $ 31,687,727
                                       ==========       ============       ===========      ============

Class C shares
                                     SIX MONTHS ENDED APRIL 30, 2002         YEAR ENDED OCTOBER 31, 2001
                                   ---------------------------------   ---------------------------------
                                           SHARES             AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               678,799       $  4,240,560         1,962,420      $ 13,037,837
Shares issued in connection with
  acquisition of MFS Global
  Governments Fund                          --                 --              311,456         1,987,092
Shares issued to shareholders in
  reinvestment of distributions           115,061            719,751           300,510         1,953,610
Shares reacquired                        (973,227)        (6,085,831)       (1,932,570)      (12,598,504)
                                       ----------       ------------       -----------      ------------
    Net increase (decrease)              (179,367)      $(1,125,520)           641,816      $  4,380,035
                                       ==========       ============       ===========      ============

Class I shares
                                     SIX MONTHS ENDED APRIL 30, 2002         YEAR ENDED OCTOBER 31, 2001
                                   ---------------------------------   ---------------------------------
                                           SHARES             AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               293,199       $  1,862,581           924,915      $  6,183,245
Shares issued in connection with
  acquisition of MFS Global
  Governments Fund                          --                 --              188,256         1,218,016
Shares issued to shareholders in
  reinvestment of distributions            48,703            309,231           117,832           776,374
Shares reacquired                        (335,248)        (2,126,931)         (774,857)       (5,127,917)
                                       ----------       ------------       -----------      ------------
    Net increase                            6,654       $     44,881           456,146      $  3,049,718
                                       ==========       ============       ===========      ============

(6) Line of Credit
The fund and other affiliated funds participate in a $800 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended April 30, 2002, was $2,172. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                               NET UNREALIZED
                                             CONTRACTS TO      IN EXCHANGE     CONTRACTS AT      APPRECIATION
                  SETTLEMENT DATE         DELIVER/RECEIVE              FOR            VALUE    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
Sales                    06/18/02  AUD          7,521,384      $ 3,892,244      $ 4,023,786       $  (131,542)
                         06/18/02  CAD         12,705,596        8,096,893        8,100,300            (3,407)
                         06/18/02  DKK         27,553,901        3,236,875        3,329,817           (92,942)
                         06/18/02  EUR             66,584           58,594           59,816            (1,222)
                         06/18/02  GBP          5,201,036        7,359,465        7,552,638          (193,173)
                         06/18/02  NZD          4,889,085        2,090,231        2,175,208           (84,977)
                         06/18/02  SEK         10,600,000        1,015,374        1,026,959           (11,585)
                                                               -----------      -----------       -----------
                                                               $25,749,676      $26,268,524       $  (518,848)
                                                               ===========      ===========       ===========
Purchases                06/18/02  AUD          7,622,275      $ 4,087,521      $ 4,077,761       $    (9,760)
                         06/18/02  GBP          1,187,567        1,680,408        1,724,515            44,107
                                                               -----------      -----------       -----------
                                                               $ 5,767,929      $ 5,802,276       $    34,347
                                                               ===========      ===========       ===========

At April 30, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to net payables of $42,867 with Merrill Lynch and $511,264 with Deutche Bank and net receivable of $80,538 with CS First Boston.

At April 30, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2002, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting less than 1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                              SHARE/
                                               DATE OF     PRINCIPAL
DESCRIPTION                                ACQUISITION        AMOUNT      COST     VALUE
----------------------------------------------------------------------------------------
Atlantic Gulf Communities Co.    09/21/1989 - 09/25/95         100         --        $1

(9) Change in Accounting Principle
As required, effective November 1, 2001 the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to November 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $289,216 reduction in cost of securities and a corresponding $289,216 increase in net unrealized depreciation, based on securities held by the fund on November 1, 2001.

The effect of this change for the six months ended April 30, 2002 was to decrease net investment income by $45,149, increase net unrealized depreciation by $36,062, and decrease net realized losses by $81,211. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

MFS(R) STRATEGIC INCOME FUND

The following tables present certain information regarding the Trustees and officers of Series Trust VIII, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Bernard Scozzafava+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

+  MFS Investment Management

MFS(R) STRATEGIC INCOME FUND                                 -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                               MSI-3  06/02  34M  34/234/334/834